TRANSAMERICA SERIES TRUST

Transamerica Asset Allocation –Growth VP

Supplement to the Currently Effective Prospectus, Summary Prospectus

and Statement of Additional Information

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Effective on or about July 1, 2016, Transamerica Asset Management, Inc. (“TAM”) will terminate its investment sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”) with respect to Transamerica Asset Allocation – Growth VP (the “portfolio”) and will enter into a new investment sub-advisory agreement with J.P. Morgan Investment Management Inc. with respect to the portfolio. An information statement will be mailed to investors to provide certain information about the new sub-adviser and the terms of the new sub-advisory agreement.

In connection with the change in sub-adviser, the portfolio’s principal investment strategies will change. The portfolio will also have a new management fee schedule. These changes are described below.

The portfolio’s investment manager, TAM, investment objective and benchmark indexes will remain the same.

Effective on or about July 1, 2016, the following information will supplement and supersede any contrary information contained in the Prospectus, Summary Prospectus, and Statement of Additional Information concerning the portfolio:

PRINCIPAL INVESTMENT STRATEGIES:

The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing its assets in a broad mix of underlying Transamerica funds (“underlying portfolios”).

Under normal circumstances, the portfolio expects to invest primarily in underlying portfolios that invest primarily in U.S. and foreign equities (including emerging markets), which may include stocks, commodity-related securities and alternative investments.

In seeking to achieve the investment objective of the portfolio, the sub-adviser employs an investment process consisting of three integrated components: strategic asset allocation, underlying strategy and portfolio selection, and active asset allocation. For these three components, the subadviser’s portfolio management team draws on the analysis produced by dedicated research and strategy teams who support the investment process by generating qualitative and quantitative research and insights on the underlying portfolios TAM has designated as available for investment by the portfolio.

The portfolio may also invest in underlying portfolios that invest primarily in fixed income and invest directly in U.S. government securities and/or short-term commercial paper.

As part of its investment process, the sub-adviser selects underlying equity and fixed income portfolios to invest in from the underlying portfolios TAM has designated as available for investment by the portfolio and rebalances the portfolio’s assets among the selected underlying portfolios. (See the “Underlying Portfolios” section of the prospectus.) The underlying portfolios include portfolios sub-advised by J.P. Morgan Investment Management Inc., the sub-adviser. Consistent with the portfolio’s objective and strategies, the sub-adviser is permitted to invest any portion of the portfolio’s assets in underlying portfolios which it sub-advises. When choosing among potential underlying portfolios J.P. Morgan

Investment Management Inc. faces a conflict of interest, because it will receive additional fees when it selects underlying portfolios for which it also acts as sub-adviser. For more information on the sub-adviser’s conflicts of interest, see Appendix B – “Portfolio Managers” to the SAI.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The subadviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying portfolios. The portfolio also may, but is not required to, invest in derivative instruments such as futures contracts for a variety of purposes, including as a means to manage equity and fixed income exposure without having to purchase or sell underlying portfolios and to increase the portfolio’s return as a non-hedging strategy that may be considered speculative. For example, when the level of market volatility is increasing, the sub-adviser may limit the portfolio’s equity exposure by shorting or selling long futures positions on an index. It is anticipated that any derivatives usage by the portfolio would primarily involve the use of exchange-traded equity index, U.S. Treasury and currency futures, but the portfolio also could utilize other types of derivatives. The use of derivatives may be deemed to involve the use of leverage because the portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price and because the portfolio’s use of derivative instruments may result in its exposure exceeding 100% of portfolio value. The portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin for the portfolio’s obligations under derivatives transactions.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

SUB-ADVISER:

J.P. Morgan Investment Management Inc., a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. As of December 31, 2015, J.P. Morgan Investment Management Inc. and its affiliates has $1.7 trillion in assets under management.

PORTFOLIO MANAGERS:

Name	Sub-Adviser	Positions Over Past Five Years
Michael Feser, CFA	J.P. Morgan Investment Management Inc.

Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 1994; portfolio manager for Multi-Asset Solutions; Member of JPMAM’s long-term capital markets assumptions committee

Grace Koo, Ph.D.	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 2011; portfolio manager and quantitative research analyst on the Multi-Asset Solutions team

Caitlin Gerdes	J.P. Morgan Investment Management Inc.

Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 2009; portfolio manager for Multi-Asset Solutions; client portfolio manager for Multi-Asset Solutions; client portfolio manager for Global Fixed Income.

Jeff Geller, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 2006; Chief Investment Officer of Multi-Asset Solutions

MANAGEMENT FEES:

Effective on or about July 1, 2016, TAM will receive compensation, calculated daily and paid monthly, at the annual rates (expressed as a percentage of the portfolio’s average daily net assets) indicated below.

First $10 billion	0.12%
In excess of $10 billion	0.10%

STATEMENT OF ADDITIONAL INFORMATION

Appendix B – Portfolio Managers

The following is added to J.P. Morgan Investment Management Inc.’s Conflicts of Interest Disclosure

JP Morgan faces a conflict of interest in allocating the assets of the Transamerica Asset Allocation - Conservative VP, Growth VP, Moderate Growth VP, Moderate VP, and International Moderate Growth VP (each a “portfolio”) because the underlying portfolios in which the portfolio invests include Transamerica Funds sub-advised by JP Morgan. Consistent with the portfolio’s objective and strategies, JP Morgan is permitted to invest any portion of a portfolio’s assets in underlying portfolios which it sub-advises. JP Morgan will receive additional fees when it allocates portfolio assets to an underlying portfolio it sub-advises. This conflict could provide JP Morgan with an incentive to allocate portfolio assets to an underlying portfolio it sub-advises rather than to another underlying portfolio investing in the same asset class sub-advised by another sub-adviser. Or, JP Morgan may have an incentive to increase a portfolio’s allocation to an asset class for which the only underlying portfolio is one which it subadvises.

JP Morgan also faces a potential conflict of interest in allocating the assets of the portfolio when JP Morgan has business relationships with other sub-advisers of underlying portfolios in which the portfolio invests or with affiliates of those sub-advisers. Allocating portfolio assets to underlying portfolios managed by such sub-advisers may help to enhance JP Morgan’s relationships with such sub-advisers or their affiliates.

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Investors Should Retain this Supplement for Future Reference

April 15, 2016